UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2016

Date of reporting period :	June 1, 2015 — May 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Dynamic Asset Allocation Equity Fund

Annual report
5|31|16

A world of investing.®

Putnam Investments

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Annual report
5 | 31 | 16

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Important notice regarding Putnam’s privacy policy	15

Financial statements	16

Federal tax information	62

About the Trustees	63

Officers	65

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of the 2016 calendar year, the U.S. stock and bond markets have had their share of ups and downs, even as the economy has pulled through some areas of weakness and concerns over slowing growth abroad.

Looking across the broader economic landscape, conditions in the United States appear to be better than elsewhere. Despite a multiyear U.S. bull market and economic recovery, we believe the risk of an imminent recession is low. Consumer spending and housing data remain strong, and while oil prices have rebounded, gas at the pump is substantially less expensive than it was a year ago. Overseas, by contrast, from Europe to Japan and China, we believe multiple headwinds remain.

In every market environment, Putnam’s portfolio managers are employing active, risk-conscious investment strategies backed by support from teams of equity and fixed-income research analysts. In the following pages, you will find an overview of your fund’s performance for the reporting period ended May 31, 2016, as well as an outlook for the financial markets in the coming months.

As always, we believe it is important to regularly consult with your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

2	Dynamic Asset Allocation Equity Fund

Interview with your fund’s portfolio manager

Bob, what was the investment environment like during the 12-month reporting period ended May 31, 2016?

I would describe the period as a series of crises, with each crisis followed by a relief rally. As a result, the market experienced significant up and down periods. The increased market volatility and global macroeconomic pressures resulted in two pronounced market corrections for many major indexes — in August 2015 and February 2016.

The annual period began in June 2015 with uncertainty over Greece’s ability to secure a deal with its international creditors, causing broad swings in global financial markets. As summer unfolded, China’s economic slowdown became a focus of investors’ attention. In addition, expectations for the Federal Reserve’s first interest-rate hike since June 2006 weighed on markets throughout the first half of the period. The Fed’s effort to begin normalizing U.S. interest rates was complicated by a convergence of global factors — notably, simultaneous economic slowdowns in Europe and China and low commodity prices.

In August 2015, as the Chinese government took more aggressive action to address its slowing economy — steps that included the unexpected devaluation of the yuan — Chinese stocks sold off rapidly. Fear among investors spread quickly around the world, with prices dropping sharply in most major equity markets. Stocks in general rebounded

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/16. See pages 2 and 8–10 for additional fund performance information. Index descriptions can be found on page 13.

Dynamic Asset Allocation Equity Fund	3

in October as investors gained confidence that a hard landing for China’s economy was unlikely. In the United States, positive economic news began to dominate. The Fed acknowledged “moderate growth” and continued to maintain its accommodative monetary policy, leaving the federal funds rate unchanged at its September and October meetings.

In mid-December, after much anticipation, the Fed hiked short-term interest rates by 25 basis points to 0.25% in response to continued economic resilience. As a result, U.S. rate-sensitive fixed income generated slightly negative returns.

Commodities experienced significant weakness during the second half of 2015, as supply far outpaced demand. At the same time, high-yield bonds, which were also plagued by energy issues, experienced difficulties.

In the opening days of 2016, stocks sold off dramatically amid renewed fears about the pace of growth across global markets, uncertainty about future Fed action, and ongoing concerns about still-low energy prices. After bottoming on February 11, stocks and credit-sensitive bonds staged a broad-based rally through the end of March. Moreover, the rally was helped when Fed policymakers reassured markets that rate hikes would be gradual. Energy prices began to recover, and equities started to rebound as well. Continued easing of monetary policy in the eurozone and Japan also contributed to the rally, as did evidence of solid job growth and stable income growth in the United States. Fixed-income markets were somewhat choppy, but by period-end both interest-rate-sensitive and credit-sensitive bonds had produced positive results.

In the final weeks of the 12-month period, a variety of headwinds converged to slow the market’s advance. Weak first-quarter gross domestic product growth, a slowdown in consumer spending, tepid first-quarter earnings, and a pause in the pace of jobs

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4	Dynamic Asset Allocation Equity Fund

growth led the stock market to lose some of its momentum in April. However, stocks remained positive, managing to eke out their third straight month of gains in May.

How did the fund perform in this environment?

Putnam Dynamic Asset Allocation Equity Fund’s class A shares returned –5.69%, underperforming the fund’s custom benchmark, the Putnam Equity Blended Index, which returned –2.80% for the 12-month period ended May 31, 2016. Our dynamic asset allocation strategies had a minimal effect on the fund’s relative performance during this period, while our active trading strategies detracted.

What factors drove the fund’s performance during the annual period?

During the period, the fund’s asset allocations were kept relatively close to the weightings within the benchmark. Exposure to U.S. stocks, international developed markets, and emerging markets was generally in line with the benchmark, which led to a minimal contribution from our dynamic asset allocation. Most of the strategy’s active return was driven by our active trading decisions. One notable positive contributor was security selection within international developed market equities, where our stock selection strategy added value relative to the benchmark.

Which strategies didn’t work out as well during the period?

There were detractors among our active strategies — notably, we experienced some weakness in our large-cap stock selection, where our equity picks underperformed the benchmark. We view this weakness as temporary. Our active currency strategy was

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Dynamic Asset Allocation Equity Fund	5

also a detractor over the past twelve months, although to a lesser extent.

What is your outlook as we enter the second half of 2016?

A fair amount of anxiety permeates the markets today, with concerns about future Fed action, eurozone growth, terrorism attacks, and the U.S. presidential campaign weighing on investor sentiment. The market dislikes uncertainty and clearly wants resolution to some of these concerns.

That said, as we enter the second half of the year, with the U.S. presidential election looming, we expect lower asset class returns and heightened volatility. Moreover, we believe the global macroeconomic headwinds that we have faced in the recent past are likely to remain with us through the balance of the year. Global economic growth has remained slow, with economic regions outside the United States continuing to rely on accommodative monetary policy for support. While the Fed has begun to normalize interest rates, it has indicated it will do so in a measured way so as not to derail the U.S. economy’s modest growth trajectory. For those reasons, we believe the investment environment going forward is likely to remain volatile, and it is our expectation that this volatility will continue to offer investment opportunities.

As we look at the equity space, we believe there is some reason for optimism given the Fed’s measured stance on monetary policy. However, we recognize that the rally in equities is now in its seventh year, which, in our view, could put valuation pressure on that asset class. As those and other factors play out, we expect to take advantage of tactical opportunities by selectively adding to holdings on market pullbacks, for example, and taking profits on rallies.

Thank you, Bob, for your time and insights today.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6	Dynamic Asset Allocation Equity Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University Graduate School of Business and a B.A. from the University of Massachusetts at Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

At the gas pump this summer, it may feel a little like 2004. That’s because gas prices are expected to be at their lowest levels in 12 years, according to a recent forecast by the U.S. Energy Information Administration (EIA). The EIA expects gas to average $2.27 per gallon nationwide for the 2016 summer driving season, which runs from April through September. Although the price of West Texas Intermediate crude oil has remained above its 12-year low of $26.14 a barrel, which it hit in February of this year, the EIA forecast says the per-gallon price of gasoline this summer will be down 36 cents, or 13%, from the summer of 2015. Gas prices often rise in the summer due to a combination of increased demand and a more expensive blend of gasoline used to help reduce pollution. But if crude prices stay low, one would expect gas prices to follow suit. And with the price of gas so low, you can also expect that more people will be hitting the highways.

Dynamic Asset Allocation Equity Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/16

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	167.24%	151.88%	167.15%
Annual average	14.29	13.38	14.29

5 years	50.57	41.91	50.51
Annual average	8.53	7.25	8.52

3 years	26.35	19.09	26.33
Annual average	8.11	6.00	8.10

1 year	–5.69	–11.11	–5.69

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8	Dynamic Asset Allocation Equity Fund

Comparative index returns For periods ended 5/31/16

			Lipper Multi-Cap
		Putnam Equity	Core Funds
	Russell 3000 Index	Blended Index†	category average*

Life of fund	200.64%	169.84%	174.85%
Annual average	16.14	14.44	14.63

5 years	69.62	50.18	55.25
Annual average	11.15	8.47	9.12

3 years	35.17	25.99	28.04
Annual average	10.57	8.00	8.54

1 year	0.22	–2.80	–3.46

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/16, there were 716, 623, 546,and 449 funds, respectively, in this Lipper category.

† Putnam Equity Blended Index is administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class Y shares would have been valued at $26,715.

Dynamic Asset Allocation Equity Fund	9

Fund price and distribution information For the 12-month period ended 5/31/16

Distributions	Class A		Class Y

Number	1		1

Income	$0.139290		$0.139290

Capital gains

Long-term gains	0.235633		0.235633

Short-term gains	0.070078		0.070078

Total	$0.445001		$0.445001

	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value

5/31/15	$12.19	$12.93	$12.19

5/31/16	11.05	11.72	11.05

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class Y

(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	163.86%	148.69%	164.01%
Annual average	13.93	13.03	13.94

5 years	51.25	42.55	51.33
Annual average	8.63	7.35	8.64

3 years	27.45	20.12	27.55
Annual average	8.42	6.30	8.45

1 year	–4.93	–10.40	–4.85

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10	Dynamic Asset Allocation Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class Y

Net expenses for the fiscal year ended 5/31/15*	1.04%	1.04%

Total annual operating expenses for the fiscal year ended 5/31/15	1.54%	1.54%

Annualized expense ratio for the six-month period ended 5/31/16†	1.04%	1.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Although the fund’s distribution and service (12b-1) plan provides for payments at annual rates (based on average net assets) of up to 0.35% on class A shares, no payments under the plan have been authorized by the Trustees. Should the Trustees decide in the future to approve payments under the plan, this prospectus will be revised.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/15 to 5/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y

Expenses paid per $1,000*†	$5.14	$5.14

Ending value (after expenses)	$975.90	$975.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund	11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/16, use the following calculation method. To find the value of your investment on 12/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y

Expenses paid per $1,000*†	$5.25	$5.25

Ending value (after expenses)	$1,019.80	$1,019.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12	Dynamic Asset Allocation Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Asset Allocation Equity Fund	13

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Dynamic Asset Allocation Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Equity Fund	15

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Dynamic Asset Allocation Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Dynamic Asset Allocation Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Equity Fund (the “fund”) at May 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 11, 2016

Dynamic Asset Allocation Equity Fund	17

The fund’s portfolio 5/31/16 ÿ

COMMON STOCKS (94.8%)*	Shares	Value

Advertising and marketing services (0.3%)
Hakuhodo DY Holdings, Inc. (Japan)	1,000	$12,439

Innocean Worldwide, Inc. (South Korea)	416	30,955

Lions Gate Entertainment Corp.	689	15,365

WPP PLC (United Kingdom)	5,003	115,358

		174,117
Aerospace and defense (2.3%)
B/E Aerospace, Inc.	2,002	95,375

Bharat Electronics, Ltd. (India)	1,396	24,445

Boeing Co. (The)	5,594	705,683

Cubic Corp.	237	9,670

General Dynamics Corp.	692	98,174

Kratos Defense & Security Solutions, Inc. †	2,937	12,277

Northrop Grumman Corp.	134	28,498

Orbital ATK, Inc.	1,158	100,781

Raytheon Co.	1,477	191,523

Spirit AeroSystems Holdings, Inc. Class A †	1,965	91,923

Thales SA (France)	151	13,081

		1,371,430
Agriculture (0.1%)
Adecoagro SA (Argentina) †	2,106	23,966

Golden Agri-Resources, Ltd. (Singapore)	36,100	10,209

		34,175
Airlines (1.1%)
Allegiant Travel Co.	37	5,144

ANA Holdings, Inc. (Japan)	16,000	46,585

Delta Air Lines, Inc.	11,680	507,613

easyJet PLC (United Kingdom)	469	10,413

International Consolidated Airlines Group SA (Spain)	5,731	44,796

Qantas Airways, Ltd. (Australia)	8,914	19,829

Ryanair Holdings PLC ADR (Ireland)	376	32,862

		667,242
Automotive (1.1%)
Fiat Chrysler Automobiles NV (Italy)	8,427	60,149

Fuji Heavy Industries, Ltd. (Japan)	1,200	44,501

Hino Motors, Ltd. (Japan)	1,400	14,204

Kia Motors Corp. (South Korea)	607	23,722

Lear Corp.	1,194	141,799

Mazda Motor Corp. (Japan)	3,200	54,502

Peugeot SA (France) †	1,918	30,186

Renault SA (France)	711	66,721

Tata Motors, Ltd. (India) †	6,134	41,833

Valeo SA (France)	361	54,486

Visteon Corp.	1,430	107,221

Volkswagen AG (Preference) (Germany) †	134	20,031

		659,355
Banking (6.4%)
Abu Dhabi Commercial Bank PJSC (United Arab Emirates) †	18,563	30,120

Access National Corp.	242	4,968

Banc of California, Inc.	317	6,359

18	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.8%)* cont.	Shares	Value

Banking cont.
Banco Latinoamericano de Comercio Exterior SA Class E (Panama)	563	$15,021

Banco Santander SA (Spain)	20,703	98,844

Bank Hapoalim BM (Israel)	7,041	36,368

Bank of China, Ltd. (China)	78,000	31,767

Bank of New York Mellon Corp. (The)	6,580	276,755

BNP Paribas SA/New York, NY (France) †	2,736	151,495

BofI Holding, Inc. † S	641	12,032

Cardinal Financial Corp.	467	10,601

Citigroup, Inc.	11,308	526,614

Citizens & Northern Corp.	290	5,881

Commercial International Bank Egypt SAE GDR (Egypt)	5,207	19,240

Concordia Financial Group, Ltd. (Japan) †	5,000	23,312

Credicorp, Ltd. (Peru)	257	36,031

Customers Bancorp, Inc. †	728	19,576

East West Bancorp, Inc.	476	18,374

Farmers Capital Bank Corp.	224	6,091

FCB Financial Holdings, Inc. Class A †	526	19,446

Fidelity Southern Corp.	695	11,370

Financial Institutions, Inc.	308	8,612

First BanCorp. (Puerto Rico) †	4,766	20,065

First Community Bancshares, Inc.	300	6,558

FirstMerit Corp.	367	8,324

Flagstar Bancorp, Inc. †	331	8,023

Flushing Financial Corp.	327	6,821

Franklin Financial Network, Inc. †	251	7,781

Fukuoka Financial Group, Inc. (Japan)	5,000	18,035

Great Southern Bancorp, Inc.	293	11,494

Grupo Financiero Banorte SAB de CV (Mexico)	11,366	59,537

Grupo Supervielle SA ADR (Argentina) †	2,081	23,703

Hanmi Financial Corp.	638	15,529

Heartland Financial USA, Inc.	199	6,985

Hokuhoku Financial Group, Inc. (Japan)	13,000	15,826

Horizon Bancorp	244	6,027

JPMorgan Chase & Co.	15,698	1,024,608

Lakeland Bancorp, Inc.	876	10,109

MainSource Financial Group, Inc.	462	10,432

Meta Financial Group, Inc.	174	8,674

Mitsubishi UFJ Financial Group, Inc. (Japan)	23,000	113,446

Moneta Money Bank AS (Czech Republic) †	9,842	30,901

Opus Bank	290	10,921

Pacific Premier Bancorp, Inc. †	308	7,700

PacWest Bancorp	122	5,085

Peoples Bancorp, Inc.	289	6,240

Popular, Inc. (Puerto Rico)	2,692	84,367

Raiffeisen Bank International AG (Austria) †	808	10,811

Regions Financial Corp.	13,176	129,520

Renasant Corp.	295	10,151

Republic Bancorp, Inc. Class A	180	4,991

Dynamic Asset Allocation Equity Fund	19

COMMON STOCKS (94.8%)* cont.	Shares	Value

Banking cont.
Resona Holdings, Inc. (Japan)	17,100	$64,345

Sberbank of Russia PJSC ADR (Russia)	8,890	75,921

Societe Generale SA (France)	1,963	80,791

Sumitomo Mitsui Financial Group, Inc. (Japan)	3,700	119,293

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,000	24,070

Talmer Bancorp, Inc. Class A	571	11,386

TCF Financial Corp.	886	12,732

Turkiye Garanti Bankasi AS (Turkey)	9,263	23,722

UniCredit SpA (Italy)	2,351	7,523

United Community Banks, Inc.	318	6,401

Wells Fargo & Co.	5,528	280,380

Western Alliance Bancorp †	405	15,269

Woori Bank (South Korea)	1,369	11,398

Zions Bancorporation	354	9,919

		3,794,691
Beverage (2.6%)
Anheuser-Busch InBev SA/NV ADR (Belgium)	221	27,895

Coca-Cola Amatil, Ltd. (Australia)	16,372	104,872

Coca-Cola European Partners PLC (United Kingdom)	4,539	176,159

Dr. Pepper Snapple Group, Inc.	5,370	490,818

Fomento Economico Mexicano, SAB de CV ADR (Mexico)	255	23,123

Grape King Bio, Ltd. (Taiwan)	4,000	25,211

Heineken Holding NV (Netherlands)	304	24,942

Heineken NV (Netherlands)	172	15,974

PepsiCo, Inc.	5,864	593,261

Vina Concha y Toro SA (Chile)	25,239	41,460

		1,523,715
Biotechnology (2.7%)
AMAG Pharmaceuticals, Inc. †	526	11,277

Amgen, Inc.	4,860	767,637

ANI Pharmaceuticals, Inc. †	105	5,686

Applied Genetic Technologies Corp. †	322	5,538

Ardelyx, Inc. †	653	5,975

ARIAD Pharmaceuticals, Inc. †	665	5,885

Dynavax Technologies Corp. †	461	7,648

Emergent BioSolutions, Inc. †	404	17,728

FivePrime Therapeutics, Inc. †	153	6,995

Gilead Sciences, Inc.	8,083	703,706

Halozyme Therapeutics, Inc. †	333	3,350

Incyte Corp. †	246	20,765

Ligand Pharmaceuticals, Inc. †	56	6,697

Medicines Co. (The) †	325	12,223

Merrimack Pharmaceuticals, Inc. †	763	5,089

Neurocrine Biosciences, Inc. †	313	15,540

Novavax, Inc. †	382	2,326

OncoMed Pharmaceuticals, Inc. †	153	2,266

Prothena Corp. PLC (Ireland) †	326	15,824

Rigel Pharmaceuticals, Inc. †	703	1,814

20	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.8%)* cont.	Shares	Value

Biotechnology cont.
Sage Therapeutics, Inc. †	75	$2,468

Tokai Pharmaceuticals, Inc. †	184	1,334

		1,627,771
Broadcasting (1.8%)
CJ E&M Corp. (South Korea)	507	32,013

Cyfrowy Polsat SA (Poland) †	5,189	29,474

Discovery Communications, Inc. Class A † S	18,609	518,261

Entravision Communications Corp. Class A	847	6,115

Gray Television, Inc. †	1,235	14,598

ITV PLC (United Kingdom)	23,838	74,161

Liberty SiriusXM Group Class A †	2,285	72,869

MSG Networks, Inc. Class A †	1,365	23,628

Nexstar Broadcasting Group, Inc. Class A	166	8,835

ProSiebenSat.1 Media SE (Germany) †	421	21,166

Sinclair Broadcast Group, Inc. Class A	346	10,944

Sirius XM Holdings, Inc. † S	55,468	222,981

Tribune Media Co. Class A	891	35,863

Zee Entertainment Enterprises, Ltd. (India)	2,566	16,880

		1,087,788
Building materials (0.6%)
Boral, Ltd. (Australia)	5,428	26,573

CaesarStone Sdot-Yam, Ltd. (Israel) †	389	15,354

Masco Corp.	8,746	285,469

PGT, Inc. †	1,779	19,071

		346,467
Cable television (0.2%)
Sky PLC (United Kingdom)	7,408	103,378

		103,378
Capital goods (0.1%)
Dycom Industries, Inc. † S	484	41,087

Stoneridge, Inc. †	724	11,881

		52,968
Chemicals (2.1%)
Aceto Corp.	220	4,908

American Vanguard Corp. †	955	12,511

Asahi Kasei Corp. (Japan)	5,000	33,261

Axalta Coating Systems, Ltd. †	3,366	94,753

BASF SE (Germany)	2,059	159,060

Braskem SA Class A (Preference) (Brazil)	2,488	14,459

Cabot Corp.	730	33,368

Cambrex Corp. †	326	15,945

Chemtura Corp. †	364	9,712

Daicel Corp. (Japan)	1,300	16,036

Ems-Chemie Holding AG (Switzerland)	102	50,564

Evonik Industries AG (Germany)	1,133	33,407

Hitachi Chemical Co., Ltd. (Japan)	1,400	25,960

Incitec Pivot, Ltd. (Australia)	7,217	17,930

Innophos Holdings, Inc.	174	6,671

Innospec, Inc.	246	11,946

Koppers Holdings, Inc.	855	21,640

Dynamic Asset Allocation Equity Fund	21

COMMON STOCKS (94.8%)* cont.	Shares	Value

Chemicals cont.
Kraton Performance Polymers, Inc. †	227	$6,172

Kuraray Co., Ltd. (Japan)	1,800	23,753

LSB Industries, Inc. †	368	4,839

LyondellBasell Industries NV Class A	6,451	524,853

Minerals Technologies, Inc.	258	14,861

Mitsubishi Chemical Holdings Corp. (Japan)	2,500	12,627

Mitsubishi Gas Chemical Co., Inc. (Japan)	3,000	16,917

Orion Engineered Carbons SA (Luxembourg)	635	10,077

Yara International ASA (Norway)	1,777	64,086

		1,240,316
Commercial and consumer services (1.8%)
Adecco Group AG (Switzerland)	77	4,667

Brambles, Ltd. (Australia)	9,645	89,447

Compass Group PLC (United Kingdom)	2,865	53,404

Ctrip.com International, Ltd. ADR (China) †	710	32,490

Dai Nippon Printing Co., Ltd. (Japan)	9,000	91,402

Deluxe Corp.	427	27,811

Ennis, Inc.	387	7,067

Flight Centre Travel Group, Ltd. (Australia)	1,582	36,084

Global Payments, Inc.	3,940	306,099

ICF International, Inc. †	572	23,326

Industrivarden AB Class A (Sweden)	4,003	74,624

Landauer, Inc.	174	6,896

Pitney Bowes, Inc.	410	7,638

Quanta Services, Inc. †	6,639	159,535

RE/MAX Holdings, Inc. Class A	512	20,680

ServiceMaster Global Holdings, Inc. †	2,132	81,528

TransUnion †	700	23,170

Travelport Worldwide, Ltd.	696	9,215

		1,055,083
Communications equipment (0.5%)
Ciena Corp. †	263	4,592

Cisco Systems, Inc.	4,500	130,725

Motorola Solutions, Inc.	2,046	141,726

Plantronics, Inc.	286	12,733

		289,776
Computers (2.8%)
A10 Networks, Inc. †	747	4,826

Amadeus IT Holding SA Class A (Spain)	907	42,017

Apigee Corp. †	637	6,899

Apple, Inc.	9,934	992,009

Aspen Technology, Inc. †	197	7,510

Blackbaud, Inc.	177	11,093

Brocade Communications Systems, Inc.	10,150	91,959

Fujitsu, Ltd. (Japan)	4,000	16,037

Gigamon, Inc. †	120	3,738

Imprivata, Inc. †	637	8,657

Infinera Corp. †	319	4,182

Ixia †	825	8,382

22	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.8%)* cont.	Shares	Value

Computers cont.
MTS Systems Corp.	78	$3,728

NCR Corp. †	3,054	94,308

Netscout Systems, Inc. †	70	1,698

Nuance Communications, Inc. †	4,223	70,609

Otsuka Corp. (Japan)	100	4,721

QAD, Inc. Class A	393	7,384

Synchronoss Technologies, Inc. †	138	4,867

TDK Corp. (Japan)	400	23,070

VeriFone Systems, Inc. †	242	6,389

Verint Systems, Inc. †	176	5,806

Xerox Corp.	24,858	247,834

		1,667,723
Conglomerates (0.2%)
Siemens AG (Germany)	1,201	129,340

		129,340
Construction (0.6%)
Beacon Roofing Supply, Inc. †	389	16,785

Cemex SAB de CV ADR (Mexico)	4,883	31,056

Chicago Bridge & Iron Co. NV	299	11,434

China State Construction International Holdings, Ltd. (China)	18,000	22,987

CIMIC Group, Ltd. (Australia)	878	23,655

Continental Building Products, Inc. †	904	20,711

IRB Infrastructure Developers, Ltd. (India)	7,436	24,359

Patrick Industries, Inc. †	437	23,349

Promotora y Operadora de Infraestructura SAB de CV (Mexico)	2,075	24,771

Siam Cement PCL (The) (Thailand)	2,250	30,203

Sika AG (Switzerland)	6	25,956

Skanska AB (Sweden)	3,009	66,086

Trex Co., Inc. †	96	4,336

U.S. Concrete, Inc. †	267	17,125

		342,813
Consumer (0.6%)
Basso Industry Corp. (Taiwan)	20,000	42,830

Christian Dior SA (France)	79	12,882

Clorox Co. (The)	1,857	238,699

Scotts Miracle-Gro Co. (The) Class A	593	41,214

		335,625
Consumer finance (1.1%)
Cardtronics, Inc. †	334	13,123

Encore Capital Group, Inc. †	213	5,728

Federal Agricultural Mortgage Corp. Class C	226	8,152

Housing Development Finance Corp., Ltd. (HDFC) (India)	3,518	64,615

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	17,400	74,215

Nelnet, Inc. Class A	379	13,902

PennyMac Financial Services, Inc. Class A †	506	6,968

Synchrony Financial †	14,841	463,039

		649,742
Consumer goods (1.2%)
Amorepacific Group (South Korea)	312	43,586

Edgewell Personal Care Co.	928	73,711

Dynamic Asset Allocation Equity Fund	23

COMMON STOCKS (94.8%)* cont.	Shares	Value

Consumer goods cont.
Energizer Holdings, Inc.	1,135	$53,720

Estee Lauder Cos., Inc. (The) Class A	2,644	242,666

Kao Corp. (Japan)	1,900	103,724

LG Household & Health Care, Ltd. (South Korea)	72	63,479

Reckitt Benckiser Group PLC (United Kingdom)	541	53,870

Svenska Cellulosa AB SCA Class B (Sweden)	563	18,021

Unilever PLC (United Kingdom)	943	42,968

		695,745
Consumer services (0.1%)
Ashtead Group PLC (United Kingdom)	1,133	16,016

FTD Cos., Inc. †	589	16,044

Geo Group, Inc. (The) R	366	12,173

TrueBlue, Inc. †	266	5,269

		49,502
Containers (0.6%)
Berry Plastics Group, Inc. †	219	8,578

Crown Holdings, Inc. †	6,260	326,584

Owens-Illinois, Inc. †	448	8,467

		343,629
Distribution (0.1%)
ITOCHU Corp. (Japan)	2,800	34,891

Jardine Cycle & Carriage, Ltd. (Singapore)	1,400	34,345

SpartanNash Co.	453	13,459

		82,695
Electric utilities (2.8%)
American Electric Power Co., Inc.	1,351	87,450

Cia Paranaense de Energia-Copel (Preference) (Brazil)	1,800	11,795

CLP Holdings, Ltd. (Hong Kong)	1,500	14,138

E.ON SE (Germany)	8,205	80,657

Edison International	2,750	196,983

EDP — Energias do Brasil SA (Rights) (Brazil) † F	1,151	226

EDP — Energias do Brasil SA (Brazil)	4,200	14,191

Endesa SA (Spain)	2,807	57,717

Enel SpA (Italy)	12,640	57,296

Entergy Corp.	7,011	532,275

Iberdrola SA (Spain)	19,411	131,659

Korea Electric Power Corp. (South Korea)	934	49,224

Pampa Energia SA ADR (Argentina) †	1,214	28,493

Power Grid Corp. of India, Ltd. (India)	16,558	36,873

PPL Corp.	8,111	312,598

RWE AG (Germany) †	2,005	26,246

Talen Energy Corp. †	379	4,359

Tenaga Nasional Bhd (Malaysia)	8,800	29,795

Tokyo Electric Power Company Holdings, Inc. (Japan) †	4,300	20,091

		1,692,066
Electrical equipment (0.3%)
Allegion PLC (Ireland)	1,149	77,718

Applied Optoelectronics, Inc. †	732	7,723

Hitachi High-Technologies Corp. (Japan)	500	14,431

24	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.8%)* cont.	Shares	Value

Electrical equipment cont.
Littelfuse, Inc.	122	$13,973

OSRAM Licht AG (Germany)	780	41,510

		155,355
Electronics (3.1%)
Agilent Technologies, Inc.	5,952	273,137

Ambarella, Inc. †	120	4,961

Casetek Holdings, Ltd. (Taiwan)	8,000	30,291

Cavium, Inc. †	156	7,761

CEVA, Inc. †	545	14,737

Cirrus Logic, Inc. †	431	15,516

DSP Group, Inc. †	1,209	12,658

EnerSys	317	19,058

GenMark Diagnostics, Inc. †	871	6,559

Hoya Corp. (Japan)	1,600	55,871

Intersil Corp. Class A	673	9,099

L-3 Communications Holdings, Inc.	2,988	409,983

Lattice Semiconductor Corp. †	2,813	16,372

Mellanox Technologies, Ltd. (Israel) †	228	10,807

Mentor Graphics Corp.	881	18,889

Microsemi Corp. †	209	7,070

Monolithic Power Systems, Inc.	134	9,156

NVIDIA Corp.	10,772	503,268

ON Semiconductor Corp. †	1,568	15,319

Plexus Corp. †	379	16,646

QLogic Corp. †	1,421	19,695

Samsung Electronics Co., Ltd. (South Korea)	217	234,541

Sanmina Corp. †	366	9,805

Semtech Corp. †	187	4,402

Sensata Technologies Holding NV †	495	18,305

Silicon Laboratories, Inc. †	79	3,930

Skyworks Solutions, Inc.	132	8,812

Skyworth Digital Holdings, Ltd. (China)	46,719	28,082

Synaptics, Inc. †	113	7,665

Tower Semiconductor, Ltd. (Israel) †	1,503	20,080

Woodward, Inc.	427	24,313

		1,836,788
Energy (oil field) (1.2%)
Ensco PLC Class A (United Kingdom)	3,274	32,380

Halliburton Co.	7,529	317,573

Schlumberger, Ltd.	4,695	358,229

		708,182
Energy (other) (0.2%)
Vestas Wind Systems A/S (Denmark)	1,316	94,300

		94,300
Engineering and construction (0.5%)
ACS Actividades de Construccion y Servicios SA (Spain)	1,270	41,897

Argan, Inc.	454	15,754

China Communications Construction Co., Ltd. (China)	25,000	28,173

CTCI, Corp. (Taiwan)	18,000	25,882

KBR, Inc.	1,574	22,902

Dynamic Asset Allocation Equity Fund	25

COMMON STOCKS (94.8%)* cont.	Shares	Value

Engineering and construction cont.
Matrix Service Co. †	367	$6,081

Vinci SA (France)	1,982	149,054

		289,743
Entertainment (0.4%)
Cedar Fair LP	230	13,807

Harman International Industries, Inc.	183	14,318

IMAX Corp. (Canada) †	245	8,168

Live Nation Entertainment, Inc. †	244	5,893

Madison Square Garden Co. (The) Class A †	141	23,622

Marriott Vacations Worldwide Corp.	163	9,878

National CineMedia, Inc.	1,085	15,841

Panasonic Corp. (Japan)	1,200	11,035

Regal Entertainment Group Class A	854	17,960

Six Flags Entertainment Corp.	1,646	94,958

		215,480
Environmental (0.1%)
MSA Safety, Inc.	119	5,994

Tetra Tech, Inc.	793	24,266

		30,260
Financial (1.9%)
3i Group PLC (United Kingdom)	16,803	136,650

AerCap Holdings NV (Ireland) †	400	15,636

Broadridge Financial Solutions, Inc.	903	57,964

CoreLogic, Inc. †	1,130	42,115

E.Sun Financial Holding Co., Ltd. (Taiwan)	39,000	21,772

HSBC Holdings PLC (United Kingdom)	24,619	158,691

Mizuho Financial Group, Inc. (Japan)	73,700	114,716

Morgan Stanley	14,576	398,945

Moscow Exchange MICEX-RTS OAO (Russia) †	22,072	36,544

ORIX Corp. (Japan)	5,900	81,179

Shriram Transport Finance Co., Ltd. (India)	1,912	33,504

UBS Group AG (Switzerland)	920	14,217

WageWorks, Inc. †	133	7,455

		1,119,388
Food (1.0%)
Aryzta AG (Switzerland)	339	13,492

Bunge, Ltd.	886	59,424

Campbell Soup Co.	3,556	215,387

ConAgra Foods, Inc.	426	19,468

Hain Celestial Group, Inc. (The) †	205	10,135

Hormel Foods Corp.	589	20,267

John B. Sanfilippo & Son, Inc.	233	11,026

Kwality, Ltd. (India) †	6,568	10,750

Nestle SA (Switzerland)	1,459	107,737

Sanderson Farms, Inc.	216	19,377

Sao Martinho SA (Brazil)	2,607	38,828

WH Group, Ltd. 144A (Hong Kong) †	67,500	51,820

WM Morrison Supermarkets PLC (United Kingdom)	3,708	10,644

X5 Retail Group NV GDR (Russia) †	1,256	24,555

		612,910

26	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.8%)* cont.	Shares	Value

Forest products and packaging (0.9%)
Amcor, Ltd. (Australia)	4,931	$57,970

Domtar Corp.	271	10,471

Graphic Packaging Holding Co.	6,243	83,656

KapStone Paper and Packaging Corp.	593	9,043

Nine Dragons Paper Holdings, Ltd. (China)	37,000	26,662

Sappi, Ltd. (South Africa) †	6,780	31,807

Sealed Air Corp.	3,882	180,280

Stora Enso OYJ Class R (Finland)	5,377	46,097

Suzano Papel e Celulose SA Ser. A (Preference) (Brazil)	9,540	38,703

UPM-Kymmene OYJ (Finland)	3,294	63,369

		548,058
Gaming and lottery (0.1%)
Aristocrat Leisure, Ltd. (Australia)	3,027	28,079

Boyd Gaming Corp. †	367	6,940

Penn National Gaming, Inc. †	1,128	17,676

TABCORP Holdings, Ltd. (Australia)	3,359	10,708

William Hill PLC (United Kingdom)	5,186	23,367

		86,770
Health-care services (3.0%)
AmerisourceBergen Corp.	6,088	456,478

AmSurg Corp. †	199	14,883

Anthem, Inc.	3,766	497,715

Cardinal Health, Inc.	2,938	231,955

Centene Corp. †	312	19,453

Charles River Laboratories International, Inc. †	1,361	116,951

Chemed Corp.	244	31,820

HealthEquity, Inc. †	319	8,233

HealthSouth Corp.	409	16,491

INC Research Holdings, Inc. Class A †	184	8,006

Kindred Healthcare, Inc.	414	4,914

McKesson Corp.	1,509	276,358

Mediclinic International PLC (South Africa) †	1,701	21,659

Medipal Holdings Corp. (Japan)	2,300	39,579

Molina Healthcare, Inc. †	45	2,179

Omega Healthcare Investors, Inc. R	289	9,225

Portola Pharmaceuticals, Inc. †	93	2,556

Select Medical Holdings Corp. †	1,083	13,722

Triple-S Management Corp. Class B (Puerto Rico) †	280	6,434

WellCare Health Plans, Inc. †	66	6,694

		1,785,305
Homebuilding (0.2%)
Berkeley Group Holdings PLC (United Kingdom)	750	35,575

LGI Homes, Inc. †	891	24,075

Taylor Wimpey PLC (United Kingdom)	14,725	43,806

Thor Industries, Inc.	423	27,495

		130,951
Household furniture and appliances (0.1%)
Coway Co., Ltd. (South Korea)	329	28,411

Electrolux AB (Sweden)	397	10,652

Ethan Allen Interiors, Inc.	674	22,761

		61,824

Dynamic Asset Allocation Equity Fund	27

COMMON STOCKS (94.8%)* cont.	Shares	Value

Insurance (4.1%)
Aegon NV (Netherlands)	3,179	$16,341

Ageas (Belgium)	425	17,191

AIA Group, Ltd. (Hong Kong)	7,200	41,944

Allianz SE (Germany)	951	155,228

Allied World Assurance Co. Holdings AG	1,598	59,254

Allstate Corp. (The)	5,432	366,714

American Equity Investment Life Holding Co.	1,225	19,857

American Financial Group, Inc.	615	45,067

Amtrust Financial Services, Inc.	632	16,761

Aspen Insurance Holdings, Ltd.	737	35,265

Aviva PLC (United Kingdom)	3,327	21,674

AXA SA (France)	5,439	136,648

CNO Financial Group, Inc.	634	12,864

CNP Assurances (France)	3,286	55,757

Dongbu Insurance Co., Ltd. (South Korea)	594	36,166

Employers Holdings, Inc.	802	23,940

Essent Group, Ltd. †	375	8,198

Federated National Holding Co.	815	17,588

Genworth Financial, Inc. Class A †	1,227	4,540

HCI Group, Inc.	353	11,208

Heritage Insurance Holdings, Inc.	1,004	13,213

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	1,278	33,838

Lincoln National Corp.	4,418	202,565

Maiden Holdings, Ltd. (Bermuda)	520	6,822

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	671	126,061

NN Group NV (Netherlands)	1,296	43,281

Prudential Financial, Inc.	6,262	496,264

Reinsurance Group of America, Inc.	600	59,484

Swiss Life Holding AG (Switzerland)	259	67,147

Swiss Re AG (Switzerland)	1,543	138,622

United Insurance Holdings Corp.	1,173	20,598

Voya Financial, Inc.	4,373	143,697

		2,453,797
Investment banking/Brokerage (1.1%)
Ameriprise Financial, Inc.	2,141	217,675

Daiwa Securities Group, Inc. (Japan)	2,000	11,559

E*Trade Financial Corp. †	8,197	228,614

Investor AB Class B (Sweden)	3,437	119,575

Lazard, Ltd. Class A	340	11,961

Nomura Holdings, Inc. (Japan)	4,200	17,994

Oppenheimer Holdings, Inc. Class A	334	5,257

Partners Group Holding AG (Switzerland)	27	11,381

		624,016
Leisure (—%)
Brunswick Corp.	245	11,728

Malibu Boats, Inc. Class A †	297	4,039

MCBC Holdings, Inc. †	549	8,444

		24,211

28	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.8%)* cont.	Shares	Value

Lodging/Tourism (0.1%)
Diamond Resorts International, Inc. † S	674	$15,455

Marcus Corp. (The)	402	7,799

MGM China Holdings, Ltd. (Hong Kong)	8,000	11,480

SJM Holdings, Ltd. (Hong Kong)	22,000	14,120

TUI AG (London Exchange) (Germany)	2,050	31,384

		80,238
Machinery (0.8%)
Altra Industrial Motion Corp.	391	10,573

BWX Technologies, Inc.	1,522	53,529

H&E Equipment Services, Inc.	773	14,857

Kadant, Inc.	266	13,236

Kone OYJ Class B (Finland)	590	27,887

Mitsubishi Electric Corp. (Japan)	8,000	95,570

NN, Inc.	625	10,413

NSK, Ltd. (Japan)	1,300	11,426

Roper Technologies, Inc.	523	89,475

Schindler Holding AG (Switzerland)	219	40,561

Sumitomo Heavy Industries, Ltd. (Japan)	3,000	14,395

Xylem, Inc./NY	1,835	81,951

		463,873
Manufacturing (0.5%)
AZZ, Inc.	146	8,617

Carlisle Cos., Inc.	570	59,177

Chase Corp.	117	6,873

Fabrinet (Thailand) †	535	18,993

Greenbrier Cos., Inc. (The)	347	9,959

IDEX Corp.	647	53,921

Leggett & Platt, Inc.	633	31,815

MasTec, Inc. †	1,254	28,842

Standex International Corp.	125	10,834

Trinseo SA †	918	43,229

		272,260
Media (0.4%)
Interpublic Group of Cos., Inc. (The)	821	19,622

Lagardere SCA (France)	618	14,629

Liberty Braves Group (Rights) †	5	11

Liberty Braves Group Class A †	228	3,548

Liberty Media Group Class A †	570	11,104

Naspers, Ltd. Class N (South Africa)	639	93,985

Viacom, Inc. Class B	2,305	102,273

		245,172
Medical technology (1.3%)
Accuray, Inc. †	740	4,033

AtriCure, Inc. †	289	4,188

Bruker Corp.	1,739	45,910

C.R. Bard, Inc.	1,420	311,037

Conmed Corp.	250	9,955

Entellus Medical, Inc. †	192	3,444

Globus Medical, Inc. Class A †	312	7,563

Greatbatch, Inc. †	502	15,843

Dynamic Asset Allocation Equity Fund	29

COMMON STOCKS (94.8%)* cont.	Shares	Value

Medical technology cont.
Hologic, Inc. †	4,995	$171,878

ICU Medical, Inc. †	272	28,285

Insulet Corp. †	233	6,995

MiMedx Group, Inc. †	945	7,437

Myriad Genetics, Inc. †	137	4,643

OraSure Technologies, Inc. †	1,993	15,306

RadNet, Inc. †	1,060	5,523

Repligen Corp. †	228	5,463

Rockwell Medical, Inc. †	894	8,573

Spectranetics Corp. (The) †	337	6,174

STAAR Surgical Co. †	507	2,753

STERIS PLC (United Kingdom)	139	9,651

Surgical Care Affiliates, Inc. †	442	19,788

VCA, Inc. †	896	58,177

VWR Corp. †	561	16,190

West Pharmaceutical Services, Inc.	329	24,701

Zeltiq Aesthetics, Inc. †	348	9,904

		803,414
Metals (0.4%)
BHP Billiton, Ltd. (Australia)	1,631	22,000

Boliden AB (Sweden)	453	8,016

EVA Precision Industrial Holdings, Ltd. (China)	142,000	16,832

Fortescue Metals Group, Ltd. (Australia)	10,901	23,256

Glencore PLC (United Kingdom)	14,129	26,828

Mitsubishi Materials Corp. (Japan)	13,000	37,185

Nippon Steel & Sumitomo Metal Corp. (Japan)	1,500	30,697

Reliance Steel & Aluminum Co.	899	66,841

voestalpine AG (Austria)	699	23,943

		255,598
Natural gas utilities (0.7%)
Centrica PLC (United Kingdom)	4,606	13,596

NiSource, Inc.	3,289	78,476

Tokyo Gas Co., Ltd. (Japan)	5,000	20,059

UGI Corp.	6,141	263,572

Vectren Corp.	544	27,026

		402,729
Oil and gas (3.9%)
BP PLC (United Kingdom)	3,657	18,922

Callon Petroleum Co. †	1,133	12,905

Caltex Australia, Ltd. (Australia)	1,067	25,123

CVR Energy, Inc.	923	18,128

Diamondback Energy, Inc. †	65	5,912

Exxon Mobil Corp.	1,082	96,320

Gazprom Neft PAO ADR (Russia)	2,553	31,657

Gulfport Energy Corp. †	164	5,041

HollyFrontier Corp.	2,501	66,927

Idemitsu Kosan Co., Ltd. (Japan)	1,000	19,892

Lukoil PJSC ADR (Russia)	1,497	57,260

Nabors Industries, Ltd.	10,767	101,210

30	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.8%)* cont.	Shares	Value

Oil and gas cont.
Neste Oil OYJ (Finland)	1,191	$40,139

Newfield Exploration Co. †	2,603	106,124

Norsk Hydro ASA (Norway)	5,705	22,743

Northern Oil and Gas, Inc. †	1,255	5,472

Occidental Petroleum Corp.	9,177	692,313

OMV AG (Austria)	3,462	96,492

Repsol YPF SA (Spain)	1,820	23,440

Rowan Cos. PLC Class A S	5,545	93,877

Royal Dutch Shell PLC Class A (United Kingdom)	1,055	25,327

Royal Dutch Shell PLC Class B (United Kingdom)	2,840	68,302

Technip SA (France)	127	6,971

Tesoro Corp.	2,543	198,557

Total SA (France)	3,887	188,889

Tupras Turkiye Petrol Rafinerileri AS (Turkey)	830	18,725

Valero Energy Corp.	4,005	219,074

Whiting Petroleum Corp. †	143	1,766

Woodside Petroleum, Ltd. (Australia)	1,901	37,417

		2,304,925
Pharmaceuticals (4.7%)
ACADIA Pharmaceuticals, Inc. †	328	11,621

Actelion, Ltd. (Switzerland)	71	11,650

Akorn, Inc. †	195	5,829

Aralez Pharmaceuticals, Inc. (Canada) †	1,902	7,608

Astellas Pharma, Inc. (Japan)	4,800	65,206

AstraZeneca PLC (United Kingdom)	1,724	100,577

Aurobindo Pharma, Ltd. (India)	5,291	61,819

Biospecifics Technologies Corp. †	128	4,804

Cardiome Pharma Corp. (Canada) †	2,462	11,522

Depomed, Inc. †	206	4,209

DexCom, Inc. †	164	10,576

Eagle Pharmaceuticals, Inc. †	84	3,993

Endo International PLC †	524	8,284

GlaxoSmithKline PLC (United Kingdom)	9,310	194,846

Hikma Pharmaceuticals PLC (United Kingdom)	560	18,639

Horizon Pharma PLC †	980	16,885

Hypermarcas SA (Brazil)	2,580	20,348

Immune Design Corp. †	203	2,548

Impax Laboratories, Inc. †	555	18,953

Inotek Pharmaceuticals Corp. †	492	4,526

Insys Therapeutics, Inc. †	199	3,114

Jazz Pharmaceuticals PLC †	346	52,440

Johnson & Johnson	10,418	1,174,004

Lannett Co., Inc. †	531	12,951

Lonza Group AG (Switzerland)	198	34,182

Novartis AG (Switzerland)	1,373	108,984

Novo Nordisk A/S Class B (Denmark)	802	44,607

Ophthotech Corp. †	170	9,129

Pacira Pharmaceuticals, Inc. †	163	7,581

Dynamic Asset Allocation Equity Fund	31

COMMON STOCKS (94.8%)* cont.	Shares	Value

Pharmaceuticals cont.
PharMerica Corp. †	722	$19,184

Prestige Brands Holdings, Inc. †	205	11,078

Richter Gedeon Nyrt (Hungary)	2,012	40,336

Roche Holding AG (Switzerland)	558	146,461

Sanofi (France)	1,981	162,425

Shire PLC (United Kingdom)	534	32,948

Sucampo Pharmaceuticals, Inc. Class A †	558	6,562

Supernus Pharmaceuticals, Inc. †	469	9,150

TESARO, Inc. † S	282	13,057

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	829	43,000

Trevena, Inc. †	406	2,972

uniQure NV (Netherlands) †	212	2,872

Zoetis, Inc.	5,658	268,302

		2,789,782
Power producers (0.1%)
Concord New Energy Group, Ltd. (China)	660,000	35,991

Dynegy, Inc. †	616	11,605

		47,596
Publishing (0.3%)
News Corp. Class A	6,356	76,018

Toppan Printing Co., Ltd. (Japan)	6,000	54,002

Wolters Kluwer NV (Netherlands)	1,278	50,942

		180,962
Railroads (0.2%)
Aurizon Holdings, Ltd. (Australia)	5,796	18,890

Central Japan Railway Co. (Japan)	700	123,051

		141,941
Real estate (3.7%)
AG Mortgage Investment Trust, Inc. R	139	1,947

Agree Realty Corp. R	267	11,366

American Capital Agency Corp. R	6,587	124,428

Annaly Capital Management, Inc. R	14,519	153,611

Apartment Investment & Management Co. Class A R	1,654	70,543

Apollo Commercial Real Estate Finance, Inc. R	388	6,289

Arbor Realty Trust, Inc. R	1,520	10,610

Arlington Asset Investment Corp. Class A	167	2,221

ARMOUR Residential REIT, Inc. R	93	1,804

Ashford Hospitality Trust, Inc. R	925	4,653

Brandywine Realty Trust R	577	9,111

Camden Property Trust R	914	77,882

CBL & Associates Properties, Inc. R	353	3,396

CBRE Group, Inc. Class A †	7,612	227,218

Chimera Investment Corp. R	3,900	58,461

Communications Sales & Leasing, Inc. R	956	23,881

Community Healthcare Trust, Inc. R	417	7,781

CYS Investments, Inc. R	475	3,881

Dexus Property Group (Australia) R	5,278	32,978

Duke Realty Corp. R	1,908	45,162

Emaar Properties PJSC (United Arab Emirates)	22,804	38,802

EPR Properties R	141	10,050

32	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.8%)* cont.	Shares	Value

Real estate cont.
Equity Lifestyle Properties, Inc. R	669	$49,038

First Industrial Realty Trust R	299	7,403

General Growth Properties R	5,205	139,858

Hersha Hospitality Trust R	259	4,589

Invesco Mortgage Capital, Inc. R	227	3,264

Investors Real Estate Trust R	696	4,329

Jones Lang LaSalle, Inc.	350	41,251

Kawasan Industri Jababeka Tbk PT (Indonesia)	1,335,147	24,606

Kerry Properties, Ltd. (Hong Kong)	13,000	32,461

Lend Lease Group (Australia)	3,295	31,906

Lexington Realty Trust R	1,340	12,663

LTC Properties, Inc. R	324	15,105

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	31,483	39,489

Megaworld Corp. (Philippines)	444,000	42,641

MFA Financial, Inc. R	7,617	54,919

Mid-America Apartment Communities, Inc. R	721	74,256

National Health Investors, Inc. R	339	23,672

New World Development Co., Ltd. (Hong Kong)	55,000	52,013

Nomura Real Estate Holdings, Inc. (Japan)	1,200	21,391

One Liberty Properties, Inc. R	314	7,115

Persimmon PLC (United Kingdom)	2,244	68,317

Post Properties, Inc. R	115	6,966

Ramco-Gershenson Properties Trust R	387	6,970

Realogy Holdings Corp. †	3,557	116,670

Sekisui Chemical Co., Ltd. (Japan)	1,000	12,936

Select Income REIT R	244	6,010

Simon Property Group, Inc. R	407	80,439

Starwood Property Trust, Inc. R	4,854	100,089

Summit Hotel Properties, Inc. R	849	9,933

Sun Hung Kai Properties, Ltd. (Hong Kong)	1,000	11,727

Surya Semesta Internusa Tbk PT (Indonesia)	460,600	21,924

Two Harbors Investment Corp. R	4,998	42,383

Universal Health Realty Income Trust R	62	3,317

Wharf Holdings, Ltd. (The) (Hong Kong)	2,000	10,810

Wheelock and Co., Ltd. (Hong Kong)	18,000	80,905

		2,187,440
Regional Bells (—%)
Frontier Communications Corp.	2,088	10,795

		10,795
Restaurants (0.7%)
Brinker International, Inc.	294	13,221

Cheesecake Factory, Inc. (The)	177	8,827

Starbucks Corp.	7,625	418,536

		440,584
Retail (7.7%)
Amazon.com, Inc. †	620	448,130

Big Lots, Inc.	227	11,872

Caleres, Inc.	477	11,667

Delhaize Group (Belgium)	576	60,391

Dynamic Asset Allocation Equity Fund	33

COMMON STOCKS (94.8%)* cont.	Shares	Value

Retail cont.
DSW, Inc. Class A	367	$7,766

Express, Inc. †	823	11,966

Harvey Norman Holdings, Ltd. (Australia)	10,099	33,229

Home Depot, Inc. (The)	6,710	886,525

J Sainsbury PLC (United Kingdom)	10,247	39,849

KAR Auction Services, Inc.	2,904	119,180

Kingfisher PLC (United Kingdom)	19,291	102,596

Koninklijke Ahold NV (Netherlands)	5,300	117,410

Kroger Co. (The)	6,964	249,033

Liberty Interactive Corp. Class A †	1,187	32,025

Lowe’s Cos., Inc.	8,664	694,246

Macy’s, Inc.	3,108	103,217

Marks & Spencer Group PLC (United Kingdom)	10,367	57,012

Matahari Department Store Tbk PT (Indonesia)	12,000	16,652

METRO AG (Germany)	1,092	35,879

NIKE, Inc. Class B	4,922	271,793

Nutraceutical International Corp. †	205	4,856

Omega Protein Corp. †	732	14,450

Puregold Price Club, Inc. (Philippines)	17,900	16,068

PVH Corp.	1,907	178,877

Restoration Hardware Holdings, Inc. †	237	7,883

Shimamura Co., Ltd. (Japan)	200	25,844

Steven Madden, Ltd. †	295	10,121

Takashimaya Co., Ltd. (Japan)	2,000	14,073

Urban Outfitters, Inc. †	2,027	57,830

Vista Outdoor, Inc. †	668	33,520

Wal-Mart de Mexico SAB de CV (Mexico)	14,494	33,728

Wal-Mart Stores, Inc.	11,145	788,843

Wolverine World Wide, Inc.	440	8,012

Woolworths, Ltd. (Australia)	1,280	20,409

World Fuel Services Corp.	708	32,547

Yamada Denki Co., Ltd. (Japan)	2,400	11,271

		4,568,770
Schools (—%)
Bright Horizons Family Solutions, Inc. †	78	5,054

Grand Canyon Education, Inc. †	269	11,233

		16,287
Semiconductor (1.0%)
Advanced Energy Industries, Inc. †	812	30,994

Applied Materials, Inc.	9,148	223,394

Cypress Semiconductor Corp.	1,903	20,229

Integrated Device Technology, Inc. †	199	4,647

Maxim Integrated Products, Inc.	5,966	226,469

MKS Instruments, Inc.	371	15,204

Power Integrations, Inc.	137	6,835

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	17,000	81,454

Tessera Technologies, Inc.	483	15,586

		624,812

34	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.8%)* cont.	Shares	Value

Shipping (1.1%)
Aegean Marine Petroleum Network, Inc. (Greece)	1,202	$8,005

AP Moeller — Maersk A/S (Denmark)	57	73,417

DHT Holdings, Inc. (Bermuda)	1,401	7,649

Saia, Inc. †	346	9,020

Scorpio Tankers, Inc.	1,047	6,156

United Parcel Service, Inc. Class B	4,216	434,627

Wabtec Corp.	137	10,601

XPO Logistics, Inc. †	314	9,188

Yangzijiang Shipbuilding Holdings, Ltd. (China)	117,700	78,229

		636,892
Software (4.5%)
Adobe Systems, Inc. †	5,018	499,140

Amdocs, Ltd.	3,388	196,470

GungHo Online Entertainment, Inc. (Japan) S	14,800	42,664

IntraLinks Holdings, Inc. †	431	3,379

Intuit, Inc.	1,311	139,831

Microsoft Corp.	25,265	1,339,042

MobileIron, Inc. †	1,741	5,745

Nexon Co., Ltd. (Japan)	2,100	34,273

Proofpoint, Inc. †	217	12,721

Red Hat, Inc. †	2,173	168,321

Rovi Corp. †	407	6,842

SYNNEX Corp.	155	14,121

Tencent Holdings, Ltd. (China) †	7,700	171,944

Veeva Systems, Inc. Class A †	304	10,017

		2,644,510
Staffing (0.1%)
Kforce, Inc.	571	10,678

On Assignment, Inc. †	468	17,630

Paylocity Holding Corp. †	123	4,515

Team Health Holdings, Inc. †	101	4,845

		37,668
Technology (0.1%)
CACI International, Inc. Class A †	71	7,155

SoftBank Corp. (Japan)	400	22,262

Tech Data Corp. †	96	7,255

		36,672
Technology services (3.6%)
Alibaba Group Holding, Ltd. ADR (China) †	1,381	113,242

Alphabet, Inc. Class A †	973	728,631

AtoS SE (France)	668	61,734

AVG Technologies NV (Netherlands) †	507	9,745

Computer Sciences Corp.	5,023	247,132

CSG Systems International, Inc.	486	20,660

CSRA, Inc.	1,859	46,047

eBay, Inc. †	22,620	553,285

j2 Global, Inc.	336	22,502

Leidos Holdings, Inc.	3,767	186,090

Mixi, Inc. (Japan)	500	19,174

Mphasis, Ltd. (India)	2,598	20,227

Dynamic Asset Allocation Equity Fund	35

COMMON STOCKS (94.8%)* cont.	Shares	Value

Technology services cont.
NCSoft Corp. (South Korea)	104	$20,901

PChome Online, Inc. (Taiwan)	2,000	23,717

Perficient, Inc. †	483	10,119

Seiko Epson Corp. (Japan)	600	10,715

Tyler Technologies, Inc. †	123	18,855

Web.com Group, Inc. †	853	14,475

		2,127,251
Telecommunications (1.4%)
BT Group PLC (United Kingdom)	13,454	86,284

CalAmp Corp. †	781	11,738

China Mobile, Ltd. (China)	10,000	113,674

Cogent Communications Holdings, Inc.	311	12,384

Eutelsat Communications SA (France)	1,008	20,098

Inteliquent, Inc.	741	12,390

InterDigital, Inc./PA	232	13,526

Juniper Networks, Inc.	12,914	302,317

NeuStar, Inc. Class A †	273	6,429

NTT DoCoMo, Inc. (Japan)	3,100	77,407

Orange SA (France)	5,004	86,940

PCCW, Ltd. (Hong Kong)	11,000	7,172

ShoreTel, Inc. †	889	5,867

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	88,200	23,864

Telenor ASA (Norway)	1,207	20,113

Telstra Corp., Ltd. (Australia)	9,540	38,497

Ubiquiti Networks, Inc. †	151	6,019

		844,719
Telephone (1.9%)
IDT Corp. Class B	303	4,506

KDDI Corp. (Japan)	1,900	55,196

Nippon Telegraph & Telephone Corp. (Japan)	2,100	91,650

Telefonica Brasil SA ADR (Brazil)	2,130	24,538

Verizon Communications, Inc.	18,830	958,447

		1,134,337
Textiles (0.4%)
Carter’s, Inc.	2,126	213,748

G-III Apparel Group, Ltd. †	214	8,372

Oxford Industries, Inc.	137	8,682

Welspun India, Ltd. (India)	13,440	20,794

		251,596
Tire and rubber (0.3%)
Continental AG (Germany)	221	47,409

Cooper Tire & Rubber Co.	465	14,940

Goodyear Tire & Rubber Co. (The)	4,438	124,131

		186,480
Tobacco (1.6%)
Altria Group, Inc.	9,822	625,072

British American Tobacco PLC (United Kingdom)	2,703	164,347

Imperial Brands PLC (United Kingdom)	2,827	153,994

Vector Group, Ltd.	754	16,188

		959,601

36	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.8%)* cont.	Shares	Value

Transportation services (0.3%)
CH Robinson Worldwide, Inc.	264	$19,795

Deutsche Post AG (Germany)	2,363	68,924

Matson, Inc.	221	7,366

Royal Mail PLC (United Kingdom)	7,146	55,993

TAV Havalimanlari Holding AS (Turkey)	2,196	11,262

		163,340
Trucks and parts (0.6%)
Allison Transmission Holdings, Inc.	7,393	207,669

American Axle & Manufacturing Holdings, Inc. †	730	12,169

Cooper-Standard Holding, Inc. †	208	17,878

Douglas Dynamics, Inc.	191	4,149

JTEKT Corp (Japan)	1,300	17,783

Nexteer Automotive Group, Ltd.	23,000	23,152

S&T Motiv Co., Ltd. (South Korea)	358	21,514

Tenneco, Inc. †	157	8,434

Wabash National Corp. †	1,371	19,441

		332,189
Waste Management (0.3%)
Waste Management, Inc.	3,044	185,532

		185,532
Water Utilities (0.1%)
China Water Affairs Group, Ltd. (China)	68,000	35,305

		35,305

Total common stocks (cost $52,512,832)		$56,207,760

INVESTMENT COMPANIES (2.1%)*	Shares	Value

Hercules Capital, Inc.	539	$6,614

iShares MSCI Emerging Markets ETF S	3,951	130,897

Medley Capital Corp.	1,164	7,566

Solar Capital, Ltd.	462	8,505

SPDR S&P 500 ETF Trust	4,646	976,032

SPDR S&P MidCap 400 ETF Trust	494	134,289

Total investment companies (cost $1,258,739)		$1,263,903

WARRANTS (0.2%)* †	Expiration	Strike
	date	price	Warrants	Value

Gree Electric Appliances, Inc. of Zhuhai
144A (China) F	6/24/16	$0.00	7,200	$25,519

Midea Group Co., Ltd. 144A (China) F	6/1/17	0.00	6,900	23,403

Wuliangye Yibin Co., Ltd. 144A (China)	4/17/17	0.00	6,361	29,008

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	6/30/16	0.00	8,532	25,395

Total warrants (cost $101,982)				$103,325

Dynamic Asset Allocation Equity Fund	37

SHORT-TERM INVESTMENTS (4.9%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.61% [d]	Shares	980,739	$980,739

Putnam Short Term Investment Fund 0.41% L	Shares	1,793,425	1,793,425

U.S. Treasury Bills 0.25%, June 9, 2016 #		$59,000	58,998

U.S. Treasury Bills 0.18%, June 2, 2016 ∆		80,000	80,000

Total short-term investments (cost $2,913,161)			$2,913,162

TOTAL INVESTMENTS

Total investments (cost $56,786,714)			$60,488,150

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OAO	Open Joint Stock Company
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2015 through May 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $59,272,910.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $ 51,675 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

38	Dynamic Asset Allocation Equity Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	75.5%	South Korea	1.1%

United Kingdom	3.9	Spain	0.7

Japan	3.9	India	0.6

France	2.2	Hong Kong	0.6

Germany	1.6	Sweden	0.5

China	1.4	Netherlands	0.5

Switzerland	1.3	Other	5.0

Australia	1.2	Total	100.0%

FORWARD CURRENCY CONTRACTS at 5/31/16 (aggregate face value $9,834,864)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	7/21/16	$83,113	$81,595	$1,518

	British Pound	Buy	6/15/16	58,518	56,919	1,599

	British Pound	Sell	6/15/16	58,518	57,135	(1,383)

	Canadian Dollar	Sell	7/21/16	48,653	49,789	1,136

	Czech Koruna	Buy	6/15/16	53,984	54,715	(731)

	Czech Koruna	Sell	6/15/16	53,984	52,956	(1,028)

	Euro	Buy	6/15/16	28,162	30,246	(2,084)

	Hong Kong Dollar	Sell	8/18/16	60,776	60,841	65

	Japanese Yen	Sell	8/18/16	58,044	60,260	2,216

	New Zealand Dollar	Buy	7/21/16	52,645	54,312	(1,667)

	Norwegian Krone	Sell	6/15/16	45,638	41,970	(3,668)

	Swedish Krona	Buy	6/15/16	53,507	52,755	752

	Swedish Krona	Sell	6/15/16	53,507	52,939	(568)

Barclays Bank PLC
	Australian Dollar	Buy	7/21/16	53,893	58,115	(4,222)

	Australian Dollar	Sell	7/21/16	54,687	57,659	2,972

	Canadian Dollar	Sell	7/21/16	56,812	57,780	968

	Euro	Buy	6/15/16	418,203	417,416	787

	Hong Kong Dollar	Sell	8/18/16	12,366	12,382	16

	Japanese Yen	Sell	8/18/16	63,489	65,947	2,458

	New Zealand Dollar	Buy	7/21/16	39,618	39,499	119

	Norwegian Krone	Buy	6/15/16	58,260	60,816	(2,556)

	Singapore Dollar	Buy	8/18/16	77,742	79,716	(1,974)

	Swedish Krona	Sell	6/15/16	59,936	63,054	3,118

Citibank, N.A.
	Australian Dollar	Buy	7/21/16	113,270	114,961	(1,691)

	Canadian Dollar	Sell	7/21/16	112,175	113,424	1,249

	Danish Krone	Sell	6/15/16	33,015	32,641	(374)

	Euro	Buy	6/15/16	75,470	76,576	(1,106)

	Euro	Sell	6/15/16	75,470	75,616	146

	New Zealand Dollar	Buy	7/21/16	101,780	103,766	(1,986)

Dynamic Asset Allocation Equity Fund	39

FORWARD CURRENCY CONTRACTS at 5/31/16 (aggregate face value $9,834,864) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	Australian Dollar	Sell	7/21/16	$69,621	$73,259	$3,638

	British Pound	Buy	6/15/16	23,030	21,507	1,523

	Canadian Dollar	Sell	7/21/16	31,189	31,205	16

	Euro	Buy	6/15/16	2,226	4,737	(2,511)

	Hong Kong Dollar	Sell	8/18/16	56,319	56,381	62

	Japanese Yen	Buy	8/18/16	198,338	207,759	(9,421)

	New Zealand Dollar	Buy	7/21/16	60,272	60,983	(711)

	Norwegian Krone	Sell	6/15/16	160,103	159,730	(373)

	Swedish Krona	Sell	6/15/16	124,382	127,584	3,202

	Swiss Franc	Buy	6/15/16	135,791	136,812	(1,021)

Deutsche Bank AG
	Australian Dollar	Sell	7/21/16	28,065	28,227	162

	Euro	Sell	6/15/16	58,885	58,912	27

	Japanese Yen	Sell	8/18/16	60,625	61,186	561

Goldman Sachs International
	Australian Dollar	Buy	7/21/16	58,727	61,870	(3,143)

	British Pound	Buy	6/15/16	2,318	2,715	(397)

	Canadian Dollar	Buy	7/21/16	52,846	50,609	2,237

	Euro	Buy	6/15/16	32,392	29,488	2,904

	Japanese Yen	Sell	8/18/16	1,315	1,366	51

	New Zealand Dollar	Buy	7/21/16	40,091	38,601	1,490

	Norwegian Krone	Buy	6/15/16	57,077	58,336	(1,259)

	Norwegian Krone	Sell	6/15/16	57,077	57,626	549

	Swedish Krona	Sell	6/15/16	43,456	42,247	(1,209)

HSBC Bank USA, National Association
	British Pound	Buy	6/15/16	205,681	199,373	6,308

	Canadian Dollar	Sell	7/21/16	22,725	22,739	14

	Euro	Buy	6/15/16	223,740	224,359	(619)

	Euro	Sell	6/15/16	223,740	229,804	6,064

	Hong Kong Dollar	Sell	8/18/16	62,541	62,614	73

	Japanese Yen	Buy	8/18/16	69,128	71,822	(2,694)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/21/16	79,288	84,090	(4,802)

	British Pound	Buy	6/15/16	171,932	170,859	1,073

	British Pound	Sell	6/15/16	171,932	169,204	(2,728)

	Canadian Dollar	Buy	7/21/16	77,401	78,830	(1,429)

	Euro	Sell	6/15/16	794,331	772,980	(21,351)

	Hong Kong Dollar	Sell	8/18/16	48,551	48,604	53

	Japanese Yen	Sell	8/18/16	852,760	885,303	32,543

	New Zealand Dollar	Buy	7/21/16	111,365	113,596	(2,231)

	Norwegian Krone	Sell	6/15/16	7,878	3,196	(4,682)

	Singapore Dollar	Buy	8/18/16	31,111	31,915	(804)

	Swedish Krona	Sell	6/15/16	176,018	183,773	7,755

40	Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/16 (aggregate face value $9,834,864) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	7/21/16	$34,197	$30,129	$(4,068)

	British Pound	Buy	6/15/16	110,807	108,860	1,947

	British Pound	Sell	6/15/16	110,807	109,247	(1,560)

	Canadian Dollar	Sell	7/21/16	151,905	154,460	2,555

	Euro	Buy	6/15/16	5,565	7,026	(1,461)

	Japanese Yen	Sell	8/18/16	5,084	5,280	196

	New Zealand Dollar	Buy	7/21/16	18,494	16,987	1,507

	Norwegian Krone	Sell	6/15/16	60,651	54,286	(6,365)

	Swedish Krona	Buy	6/15/16	213,933	215,994	(2,061)

	Swedish Krona	Sell	6/15/16	213,933	215,916	1,983

State Street Bank and Trust Co.
	Australian Dollar	Buy	7/21/16	53,893	58,099	(4,206)

	Australian Dollar	Sell	7/21/16	55,480	56,146	666

	Canadian Dollar	Buy	7/21/16	64,819	67,308	(2,489)

	Euro	Buy	6/15/16	80,034	82,020	(1,986)

	Euro	Sell	6/15/16	80,034	79,030	(1,004)

UBS AG
	Australian Dollar	Buy	7/21/16	304,530	317,202	(12,672)

	British Pound	Buy	6/15/16	54,028	53,447	581

	Canadian Dollar	Sell	7/21/16	189,577	190,362	785

	Euro	Buy	6/15/16	488,665	481,943	6,722

	Japanese Yen	Buy	8/18/16	172,333	179,260	(6,927)

	New Zealand Dollar	Buy	7/21/16	47,718	48,269	(551)

WestPac Banking Corp.
	Canadian Dollar	Buy	7/21/16	54,372	54,405	(33)

	Euro	Buy	6/15/16	62,558	61,195	1,363

	Euro	Sell	6/15/16	62,558	62,889	331

	Japanese Yen	Buy	8/18/16	255,270	265,103	(9,833)

Total						$(33,579)

FUTURES CONTRACTS OUTSTANDING at 5/31/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P 500 Index E-Mini (Long)	4	$418,980	Jun-16	$23,044

Total

WRITTEN OPTIONS OUTSTANDING at 5/31/16 (premiums $2,249)

	Expiration	Contract
	date/strike price	amount	Value

CEMEX SAB de CV ADR (Call)	Aug-16/$7.74	$2,442	$292

Sberbank of Russia ADR PJSC (Call)	Aug-16/8.37	4,424	2,419

Total			$2,711

Dynamic Asset Allocation Equity Fund	41

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/16

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
baskets	2,056	$—	12/15/20	(1 month USD-	A basket	$(106)
				LIBOR-BBA plus	(GSEHPKPA) of
				1.00%)	common stocks

shares	5,000	—	12/15/20	(1 month USD-	Engro Corp., Ltd.	363
				LIBOR-BBA plus
				1.00%)

shares	500	—	12/15/20	1 month USD-	Engro Corp., Ltd.	37
				LIBOR-BBA

Total		$—				$294

42	Dynamic Asset Allocation Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$1,948,461	$472,499	$—

Capital goods	3,220,468	276,771	—

Communication services	1,685,769	407,460	—

Conglomerates	129,340	—	—

Consumer cyclicals	8,295,461	853,151	—

Consumer staples	4,467,897	493,087	—

Energy	3,024,975	82,432	—

Financials	9,523,094	1,305,980	—

Health care	6,839,668	166,604	—

Technology	8,387,588	839,944	—

Transportation	1,322,831	286,584	—

Utilities and power	1,935,994	241,702	—

Total common stocks	50,781,546	5,426,214	—

Investment companies	1,263,903	—	—

Warrants	—	103,325	—

Short-term investments	1,793,425	1,119,737	—

Totals by level	$53,838,874	$6,649,276	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(33,579)	$—

Futures contracts	23,044	—	—

Written options outstanding	—	(2,711)	—

Total return swap contracts	—	294	—

Totals by level	$23,044	$(35,996)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund	43

Statement of assets and liabilities 5/31/16

ASSETS

Investment in securities, at value, including $956,712 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $54,012,550)	$57,713,986
Affiliated issuers (identified cost $2,774,164) (Notes 1 and 5)	2,774,164

Foreign currency (cost $64,424) (Note 1)	61,380

Dividends, interest and other receivables	159,871

Receivable for shares of the fund sold	539,156

Receivable for investments sold	171,271

Receivable for variation margin (Note 1)	10,595

Unrealized appreciation on forward currency contracts (Note 1)	108,060

Unrealized appreciation on OTC swap contracts (Note 1)	400

Prepaid assets	6,647

Total assets	61,545,530

LIABILITIES

Payable for investments purchased	554,487

Payable for shares of the fund repurchased	387,311

Payable for compensation of Manager (Note 2)	18,079

Payable for custodian fees (Note 2)	66,696

Payable for investor servicing fees (Note 2)	21,738

Payable for Trustee compensation and expenses (Note 2)	4,895

Payable for administrative services (Note 2)	194

Payable for variation margin (Note 1)	11,392

Unrealized depreciation on OTC swap contracts (Note 1)	106

Unrealized depreciation on forward currency contracts (Note 1)	141,639

Written options outstanding, at value (premiums $2,249) (Notes 1 and 3)	2,711

Collateral on securities loaned, at value (Note 1)	980,739

Other accrued expenses	82,633

Total liabilities	2,272,620

Net assets	$59,272,910

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$56,655,605

Undistributed net investment income (Note 1)	451,138

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,520,386)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,686,553

Total — Representing net assets applicable to capital shares outstanding	$59,272,910

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($15,660 divided by 1,417 shares)	$11.05

Offering price per class A share (100/94.25 of $11.05)*	$11.72

Net asset value, offering price and redemption price per class Y share
($59,257,250 divided by 5,361,366 shares)	$11.05

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

44	Dynamic Asset Allocation Equity Fund

Statement of operations Year ended 5/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $32,694)	$1,197,760

Interest (including interest income of $4,690 from investments in affiliated issuers) (Note 5)	4,610

Securities lending (Note 1)	6,172

Total investment income	1,208,542

EXPENSES

Compensation of Manager (Note 2)	304,892

Investor servicing fees (Note 2)	123,128

Custodian fees (Note 2)	137,238

Trustee compensation and expenses (Note 2)	3,398

Administrative services (Note 2)	1,416

Auditing and tax fees	89,094

Other	42,845

Fees waived and reimbursed by Manager (Note 2)	(172,531)

Total expenses	529,480

Expense reduction (Note 2)	(3,026)

Net expenses	526,454

Net investment income	682,088

Net realized loss on investments (Notes 1 and 3)	(1,335,880)

Net realized loss on swap contracts (Note 1)	(1,613)

Net realized loss on futures contracts (Note 1)	(61,657)

Net realized loss on foreign currency transactions (Note 1)	(33,463)

Net realized gain on written options (Notes 1 and 3)	12,576

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(83,048)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(2,129,368)

Net loss on investments	(3,632,453)

Net decrease in net assets resulting from operations	$(2,950,365)

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund	45

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 5/31/16	Year ended 5/31/15

Operations:
Net investment income	$682,088	$358,875

Net realized gain (loss) on investments
and foreign currency transactions	(1,420,037)	4,238,329

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(2,212,416)	(800,053)

Net increase (decrease) in net assets resulting
from operations	(2,950,365)	3,797,151

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(388)	(611)

Class Y	(617,686)	(491,345)

Net realized short-term gain on investments

Class A	(196)	(1,154)

Class Y	(310,762)	(1,417,444)

From net realized long-term gain on investments
Class A	(657)	(2,914)

Class Y	(1,044,921)	(3,578,504)

Increase from capital share transactions (Note 4)	16,803,235	21,147,943

Total increase in net assets	11,878,260	19,453,122

NET ASSETS

Beginning of year	47,394,650	27,941,528

End of year (including undistributed net investment income
of $451,138 and $416,726, respectively)	$59,272,910	$47,394,650

The accompanying notes are an integral part of these financial statements.

46	Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund	47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c,d]	(%)[d]	(%)

Class A
May 31, 2016	$12.19	.14	(.83)	(.69)	(.14)	(.31)	(0.45)	$11.05	(5.69)	$16	1.03[e]	1.20[e]	109
May 31, 2015	13.08	.13	1.26	1.39	(.20)	(2.08)	(2.28)	12.19	11.69	34	1.03	.96	132
May 31, 2014	11.81	.14	2.14	2.28	(.10)	(.91)	(1.01)	13.08	19.95	39	1.08	1.08	69
May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.69	33	1.06	1.42	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.40)	28	1.07	1.20	82

Class Y
May 31, 2016	$12.19	.15	(.84)	(.69)	(.14)	(.31)	(0.45)	$11.05	(5.69)	$59,257	1.03[e]	1.33[e]	109
May 31, 2015	13.09	.13	1.25	1.38	(.20)	(2.08)	(2.28)	12.19	11.59	47,361	1.03	1.04	132
May 31, 2014	11.81	.13	2.16	2.29	(.10)	(.91)	(1.01)	13.09	20.04	27,902	1.08	1.08	69
May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.68	24,993	1.06	1.43	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.41)	18,698	1.07	1.20	82

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2016	0.33%

May 31, 2015	0.50

May 31, 2014	0.57

May 31, 2013	0.76

May 31, 2012	0.75

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class. (Note 2):

The accompanying notes are an integral part of these financial statements.

48	Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund	49

Notes to financial statements 5/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2015 through May 31, 2016.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. The fund invests mainly in developed countries, but may invest in emerging markets. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. As of the end of the reporting period, all of the Class Y shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

50	Dynamic Asset Allocation Equity Fund

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market

Dynamic Asset Allocation Equity Fund	51

prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

52	Dynamic Asset Allocation Equity Fund

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities, and to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $52,492 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $10,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $980,739 and the value of securities loaned amounted to $956,712.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Dynamic Asset Allocation Equity Fund	53

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$195,807	$—	$195,807

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,014,211 recognized during the period between November 1, 2015 and May 31, 2016 to its fiscal year ending May 31, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss deferrals, from realized gains and losses on certain futures contracts, and from a redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $29,602 to decrease undistributed net investment income, $15 to decrease paid-in capital and $29,617 to decrease accumulated net realized loss.

54	Dynamic Asset Allocation Equity Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$5,763,326
Unrealized depreciation	(2,347,835)

Net unrealized appreciation	3,415,491
Undistributed ordinary income	419,496
Post-October capital loss deferral	(1,014,211)
Capital loss carryforward	(195,807)
Cost for federal income tax purposes	$57,072,659

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.592% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $172,101 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $430.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

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Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$69

Class Y	123,059

Total	$123,128

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $532 under the expense offset arrangements and by $2,494 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $41, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no money on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$70,010,944	$54,330,196

U.S. government securities (Long-term)	—	—

Total	$70,010,944	$54,330,196

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The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums
Written options outstanding at the
beginning of the reporting period	$31,032	$12,576

Options opened	6,866	2,249
Options exercised	—	—
Options expired	(31,032)	(12,576)
Options closed	—	—

Written options outstanding at the
end of the reporting period	$6,866	$2,249

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/16		Year ended 5/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	—	$—	2,694	$36,426

Shares issued in connection with
reinvestment of distributions	113	1,241	410	4,679

	113	1,241	3,104	41,105

Shares repurchased	(1,485)	(15,844)	(3,311)	(43,930)

Net decrease	(1,372)	$(14,603)	(207)	$(2,825)

	Year ended 5/31/16		Year ended 5/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	8,187,649	$91,826,243	5,506,528	$68,448,082

Shares issued in connection with
reinvestment of distributions	179,234	1,973,368	477,156	5,487,293

	8,366,883	93,799,611	5,983,684	73,935,375

Shares repurchased	(6,890,324)	(76,981,773)	(4,231,047)	(52,784,607)

Net increase	1,476,559	$16,817,838	1,752,637	$21,150,768

At the close of the reporting period, Putnam Investments, LLC owned 933 class A shares of the fund (65.8% of class A shares outstanding), valued at $10,310.

Dynamic Asset Allocation Equity Fund	57

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$1,617,817	$23,333,268	$23,157,660	$4,690	$1,793,425

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$2,000

Written equity option contracts (contract amount) (Note 3)	$4,000

Futures contracts (number of contracts)	20

Forward currency contracts (contract amount)	$16,700,000

OTC total return swap contracts (notional)	$25,000

Warrants (number of warrants)	32,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	108,060	Payables	141,639

	Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	126,769*	depreciation	2,817

Total		$234,829		$144,456

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

58	Dynamic Asset Allocation Equity Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$—	$(30,319)	$—	$(30,319)

Equity contracts	29,734	(6,294)	(61,657)	—	(1,613)	$(39,830)

Total	$29,734	$(6,294)	$(61,657)	$(30,319)	$(1,613)	$(70,149)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$—	$(80,085)	$—	$(80,085)

Equity contracts	(1,477)	6,016	12,427	—	817	17,783

Total	$(1,477)	$6,016	$12,427	$(80,085)	$817	$(62,302)

Dynamic Asset Allocation Equity Fund	59

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$400	$—	$—	$—	$—	$—	$—	$—	$400

Futures contracts§	—	—	—	—	—	—	—	—	10,595	—	—	—	—	10,595

Forward currency contracts#	7,286	10,438	1,395	8,441	750	7,231	12,459	41,424	—	8,188	666	8,088	1,694	108,060

Purchased options**#	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Assets	$7,286	$10,438	$1,395	$8,441	$750	$7,631	$12,459	$41,424	$10,595	$8,188	$666	$8,088	$1,694	$119,055

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	—	106	—	—	—	—	—	—	—	106

Futures contracts§	—	—	—	—	—	—	—	—	11,392	—	—	—	—	11,392

Forward currency contracts#	11,129	8,752	5,157	14,037	—	6,008	3,313	38,027	—	15,515	9,685	20,150	9,866	141,639

Written options#	—	—	2,711	—	—	—	—	—	—	—	—	—	—	2,711

Total Liabilities	$11,129	$8,752	$7,868	$14,037	$—	$6,114	$3,313	$38,027	$11,392	$15,515	$9,685	$20,150	$9,866	$155,848

Total Financial and Derivative Net Assets	$(3,843)	$1,686	$(6,473)	$(5,596)	$750	$1,517	$9,146	$3,397	$(797)	$(7,327)	$(9,019)	$(12,062)	$(8,172)	$(36,793)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$(10,000)	$—	$—	$—	$—	$—

Net amount	$(3,843)	$1,686	$(6,473)	$(5,596)	$750	$1,517	$9,146	$13,397	$(797)	$(7,327)	$(9,019)	$(12,062)	$(8,172)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

60	Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund	61

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

62	Dynamic Asset Allocation Equity Fund

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Dynamic Asset Allocation Equity Fund	63

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

64	Dynamic Asset Allocation Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Asset Allocation Equity Fund	65

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

66	Dynamic Asset Allocation Equity Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Equity Fund	67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68	Dynamic Asset Allocation Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Chief Compliance Officer
Management, LLC	Liaquat Ahamed
One Post Office Square	Ravi Akhoury	Michael J. Higgins
Boston, MA 02109	Barbara M. Baumann	Vice President, Treasurer,
	Robert J. Darretta	and Clerk
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Janet C. Smith
57–59 St James’s Street	Paul L. Joskow	Vice President,
London, England SW1A 1LD	Kenneth R. Leibler	Principal Accounting Officer,
	Robert E. Patterson	and Assistant Treasurer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	Susan G. Malloy
Company, LLC	W. Thomas Stephens	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	James P. Pappas
Marketing Services	President	Vice President
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Custodian	Compliance Liaison
State Street Bank		Nancy E. Florek
and Trust Company	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
Legal Counsel	Principal Financial Officer	Governance, Assistant Clerk,
Ropes & Gray LLP		and Associate Treasurer
Robert T. Burns
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

AN062
301186 7/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2016	$63,481	$ —	$18,514	$ —
May 31, 2015	$62,743	$ —	$17,407	$ —

For the fiscal years ended May 31, 2016 and May 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $648,950 and $635,606 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2016	$ —	$630,436	$ —	$ —

May 31, 2015	$ —	$618,199	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2016